Subsequent events	12 Months Ended
Dec. 31, 2015
Subsequent events [Abstract]
Subsequent events
19.	Subsequent events

The Group assessed subsequent events through April 29, 2016, which is the date the consolidated financial statements were issued, and determined there were no material events or transactions needing recognition or additional disclosure other than the followings:

On January 22, 2016, the Group purchased 2,000,000 shares of Series A Preferred Shares from another online retailor incorporated in the United States for cash consideration of US$15,000,000 which represents 16.67% of total outstanding shares of that entity.

On January 29, 2016, the Group acquired land use rights with RMB81.6 million for 169,456 square meters of warehouse land in Suzhou, the PRC.

On February 17, 2016, Jumei has received a non-binding proposal letter from Mr. Leo Ou Chen, Founder, Chairman of the Board of Directors and CEO of the Company, Mr. Yusen Dai, Co-founder, Director and Vice President of Products of the Company, and the Sequoia funds, (together, the "Buyer Group"), proposing a "going-private" transaction to acquire all of the outstanding ordinary shares of Jumei not already owned by the Buyer Group for US$ 7.0 in cash per American depositary share ("ADS"), which represents a premium of 26.6% above the average closing price of the Company's ADSs over the last 10 trading days.

On April 25, 2016, the Group entered into a share purchase agreement ("Repurchase Agreement") with the non-controlling interests of one our subsidiary incorporated in Korea. In accordance with the Repurchase Agreement, the Group will dispose 31.1% share of interests of this subsidiary which the Group had 51% share of interests as of December 31, 2015, to its non-controlling interests at a cash consideration of RMB19,363 (KRW3,454,819,695). Upon the completion of Repurchase Agreement, the Group will not control the subsidiary any longer.